UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  June 16, 2000

                     UniHolding Corporation ("Uniholding")
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            (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                 0-9833                               58-1443790
        (Commission File Number)        (I.R.S. Employer Identification Number)




                  96 Spring Street, New York, New York               10012
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 219-9496
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(Former name or former address, if changed since last report)


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Item 5.           Other Events

            On June 16, 2000, UniHolding elected Andrew H. Baker as a director and Chairman of the Board and Gabriel B. Thomas as a director, as described in the attached press release.

Item 7.           Financial Statements, Pro Forma Financial Information and
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Exhibits
--------

            (c)   Exhibit

            99.1  Press Release, dated June 16, 2000.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      June 19, 2000         UNIHOLDING CORPORATION



                                   By:   /s/    Andrew  H. Baker
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                                   Name:   Andrew H. Baker
                                   Title:  Chairman